Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long SOFI ETF (SOFX)
Defiance Daily Target 2X Long AMAT ETF (AMAX)
Defiance Daily Target 2X Long GOLD ETF (BARX)
Defiance Daily Target 2X Long ORCL ETF (ORCX)
Defiance Daily Target 2X Long FSLR ETF (FSLX)

Defiance Daily Target 2X Long DKNG ETF (DKNX)

listed on The Nasdaq Stock Market, LLC

February 27, 2025

Supplement to the

Statement of Additional Information (“SAI”)

dated January 14, 2025

Effective immediately, the second paragraph in the SAI under “ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS– Derivative Instruments – Swaps” is amended and restated to read as follows:

Most swaps entered into by a Fund provide for the calculation and settlement of the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the return on the reference entity. A Fund’s current obligations under the types of swaps that the Fund expects to enter into will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap) and any accrued but unpaid net amounts owed to a swap counterparty will be collateralized by the Fund posting collateral to a tri-party account between the Fund’s custodian, the Fund, and the counterparty. However, typically no payments will be made until the settlement date. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the counterparty to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

Please retain this Supplement for future reference.

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